Exhibit 99.1

Cinedigm Announces First Quarter Fiscal 2018 Financial Results

Positive Results Precede the Company’s Annual Stockholder Meeting on August 31st

LOS ANGELES (August 14, 2017) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the first quarter Fiscal 2018, which ended June 30, 2017.

Financial Summary

Results for first quarter 2018:

•	Consolidated revenues were $15.2 million

•	Content and Entertainment revenues were $5.5 million

•	Content and Entertainment EBITDA was ($3.2) million, inclusive of Corporate overhead, an improvement of 18% , or over $700k from prior year quarter

•	Consolidated adjusted EBITDA was $5.4 million

•	Non-deployment adjusted EBITDA was ($1.4) million, inclusive of operating costs incurred in the ramp up of Over-The-Top (OTT) channels.

First Quarter Highlights

•	The Company announced a Stock Purchase Agreement with Bison Entertainment Investment Limited, the wholly owned subsidiary of Bison Holding Company Ltd. (“Bison Capital”). Cinedigm has agreed to sell to Bison Capital 20,000,000 shares of Cinedigm’s Class A common stock for an aggregate purchase price of $30 million

•	The Company has signed agreements to extinguish over $50 million of our Convertible Notes in an accretive set of exchanges for $18.9 million in cash, approximately 3.5 million shares of stock and $1.46 million in second lien debt, which exchanges have begun and will be completed at closing of the Bison transaction

•	After closing, Cinedigm will have completed the elimination of all of the $64 million in Convertible Notes that were on the balance sheet less than a year ago

•	The Company paid down nearly $7 million in non-recourse debt related to the Digital Cinema business
•	The Company announced plans to significantly extend the availability of its fast-growing OTT services by supporting Google’s Chromecast and Android TV Platforms, as well as Amazon Fire TV for the first time, expanding reach by over 60+ million potential consumers

•	The Company’s OTT group has focused on completing a substantial upgrade of technical and distribution infrastructure to support three imminent deals with major MVPDs and Telcos, which are expected to go live in the second half of FY2018

•	The Company announced the launch of Dove KIDS, a 24/7 Programmed Children’s Network featuring children’s movies, television series, animation, and educational programming geared at kids 5-12 years of age

•	The Company announced that it had selected Verizon Digital Media Services to power the streaming and syndication of linear content for its portfolio of over the top digital networks

•	The Company announced an agreement with JungoTV, a leading global OTT provider and content distributor, to distribute Cinedigm’s portfolio of digital networks to cable, satellite, telco, and technology companies in emerging and fast-growth markets with a total population of over 2.5 billion consumers

•	The Company announced the acquisition of the IP MAN TV Series. Based on the popular martial arts film franchise that has grossed over $250M at the international box office, Cinedigm will be distributing the TV series across all digital platforms, including TV-VOD, TV EST, EST, IVOD, SVOD, AVOD & CIDM OTT channels, as well as DVD, in the United States, Canada, UK & Ireland

•	Subsequent to quarter end, the Company closed a significant distribution deal to embed our OTT Networks with a "top three" CE Device manufacturer. The deal will afford us critical placement usually only available to companies like Netflix, Amazon and Hulu, and reflects the rising consumer value manufacturers, telcos, and MSOs are placing on our portfolio of channels

•	Subsequent to quarter end, the Company launched The Dove Channel on the Amazon Fire TV platform, which according to eMarketer, has a reach of over 39 million viewers a month

•	Subsequent to quarter end, The Company made the first international launch of their OTT business by bringing the Dove channel into Canada on iOS and Android.

“We are pleased with our first quarter results and remain very focused on closing the Bison deal, which will be a game-changing opportunity for Cinedigm operationally, strategically and financially. To that end, we want to remind our Stockholders that we have set a Stockholders’ Meeting for August 31, 2017, which will include the Bison transaction approval,” said Chris McGurk, Chairman and CEO. “We want to emphasize the opportunity for our Stockholders to vote regarding this important transaction at that meeting or, before, by proxy.”

“As we prepare for the closing of the Bison transaction, we are pleased with the continued improvement in our Content and Entertainment Group mindful that Q1 and Q2 are our seasonally slowest quarters. Our losses to fund the growth in our OTT area continue to decrease year over year and the cost cutting measures we put in place throughout the Company during this past fiscal year are now being fully realized,” said Jeffrey Edell, Chief Financial Officer. “Additionally, we are now seeing more financially viable revolving credit facility options in light of the positive market narrative realized in conjunction with the Bison transaction. Having $20 million of net additional liquidity that we expect to receive, combined with the complete elimination of the over $50 million in convertible debt, makes for a much more attractive balance sheet and Company.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, goodwill impairment, litigation related expenses and recoveries, stock-based compensation and expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of adjusted EBITDA to loss from continuing operations calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA is not a measurement of financial performance under GAAP and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to the GAAP operating measure of net income (loss). In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EDT on August 14, 2017.

To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning August 14, 2017 at 7:30 p.m. EDT, through August 19, 2017 at 7:30 p.m. EDT. To access the replay, dial (855) 859-2056 (U.S.) or (404) 537-3406 (International) and use passcode: 66384346.

About Cinedigm

Cinedigm powers custom content solutions to the world’s largest retail, media and technology companies. We provide premium feature films and series to digital platforms including iTunes, Netflix, and Amazon, cable and satellite providers including Comcast, Dish Network and DirecTV, and major retailers including Walmart and Target. Leveraging Cinedigm’s unique capabilities, content and technology, the Company has emerged as a leader in the fast-growing over-the-top channel business, with four channels under management that reach hundreds of millions of devices while also providing premium content and service expertise to the entire OTT ecosystem. Learn more about Cinedigm at www.cinedigm.com

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-E]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:

Jill Newhouse Calcaterra

Cinedigm

jcalcaterra@cinedigm.com

310-466-5135

CINEDIGM CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except for share and per share data)

	June 30, 2017	March 31, 2017
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$9,792	$12,566
Accounts receivable, net	40,262	53,608
Inventory	803	1,137
Unbilled revenue	5,204	5,655
Prepaid and other current assets	12,320	13,484
Total current assets	68,381	86,450
Restricted cash	1,000	1,000
Property and equipment, net	29,081	33,138
Intangible assets, net	18,833	20,227
Goodwill	8,701	8,701
Debt issuance costs	656	260
Other assets	1,558	1,558
Total assets	$128,210	$151,334
LIABILITIES AND DEFICIT
Current liabilities
Accounts payable and accrued expenses	$61,451	$73,679
Current portion of notes payable	19,599	19,599
Current portion of notes payable, non-recourse	5,854	6,056
Current portion of capital leases	36	66
Current portion of deferred revenue	2,186	2,461
Total current liabilities	89,126	101,861
Notes payable, non-recourse, net of current portion and unamortized debt issuance costs and debt discounts of $2,567 and $2,701, respectively	48,408	55,048
Notes payable, net of current portion and unamortized debt issuance costs and debt discounts of $5,168 and $5,340 respectively	60,008	59,396
Deferred revenue, net of current portion	4,954	5,324
Other long-term liabilities	382	408
Total liabilities	202,878	222,037
Stockholders’ deficit
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at December 31, 2016 and March 31, 2016, respectively. Liquidation preference of $3,648	3,559	3,559
Common stock, $0.001 par value; Class A and Class B stock; Class A stock 25,000,000 shares authorized; 12,386,702 and 11,841,983 shares issued and 12,386,702 and 11,841,983 shares outstanding at June 30, 2017 and March 31, 2017, respectively; 1,241,000 Class B stock authorized and issued and zero shares outstanding at June 30, 2017 and March 31, 2017, respectively	12	12
Additional paid-in capital	288,672	287,393
Accumulated deficit	(365,650)	(360,415)
Accumulated other comprehensive loss	(41)	(38)
Total stockholders’ deficit of Cinedigm Corp.	(73,448)	(69,489)
Deficit attributable to noncontrolling interest	(1,220)	(1,214)
Total deficit	(74,668)	(70,703)
Total liabilities and deficit	$128,210	$151,334

CINEDIGM CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except for share and per share data)

	For the Three Months Ended June 30,
	2017	2016
Revenues	$15,240	$22,475
Costs and expenses:
Direct operating (excludes depreciation and amortization shown below)	4,066	5,691
Selling, general and administrative	6,318	6,432
Restructuring, transition and acquisition expenses, net	—	90
Depreciation and amortization of property and equipment	4,357	8,524
Amortization of intangible assets	1,395	1,463
Total operating expenses	16,136	22,200
(Loss) income from operations	(896)	275
Interest expense, net	(4,041)	(4,935)
Other (expense) income, net	(69)	125
Change in fair value of interest rate derivatives	40	27
Loss from operations before income taxes	(4,966)	(4,508)
Income tax expense	(186)	(67)
Net loss	(5,152)	(4,575)
Net loss attributable to noncontrolling interest	6	21
Net loss attributable to controlling interests	(5,146)	(4,554)
Preferred stock dividends	(89)	(89)
Net loss attributable to common stockholders	$(5,235)	$(4,643)
Net loss per Class A and Class B common stock attributable to common stockholders - basic and diluted:
Net loss attributable to common stockholders	$(0.48)	$(0.70)
Weighted average number of Class A and Class B common stock outstanding: basic and diluted	10,920,446	6,638,353

	For the Three Months Ended June 30,
($ in thousands)	2017	2016
Net loss	$(5,152)	$(4,575)
Add Back:
Income tax expense	186	67
Depreciation and amortization of property and equipment	4,357	8,524
Amortization of intangible assets	1,395	1,463
Gain on termination of capital lease	—	—
Interest expense, net	4,041	4,935
Loss on extinguishment of debt	—	—
Other income, net	269	(125)
Change in fair value of interest rate derivatives	(40)	(27)
Provision for doubtful accounts	—	—
Stock-based compensation and expenses	317	278
Goodwill impairment	—	—
Restructuring, transition and acquisition expenses, net	—	90
Professional fees pertaining to activist shareholder proposals and compliance	—	—
Litigation settlement recovery, net of related expenses	—	—
Net loss attributable to noncontrolling interest	6	21
Adjusted EBITDA	$5,379	$10,651

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(4,201)	$(8,272)
Amortization of intangible assets	(11)	(11)
Provision for doubtful accounts	—	—
Income from operations	(2,602)	(3,593)
Adjusted EBITDA from non-deployment businesses	$(1,435)	$(1,225)